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                                                                    EXHIBIT 23.7


                           CONSENT OF NAMED DIRECTOR


     I hereby consent to be named as director-nominee in the Registration Statement on Form S-4 filed by Atmos Energy Corporation.



                                            /s/ Gene C. Koonce
                                           ------------------------------
                                            Gene C. Koonce

Date: October 3, 1996